UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (or Date of Earliest Event Reported): September 26, 2016

SWIFT ENERGY COMPANY
(Exact name of Registrant as specified in its charter)

Delaware	001-08754	20-3940661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17001 Northchase Drive, Suite 100
Houston, Texas 77060
(Address of principal executive offices)

(281) 874-2700
(Registrant’s telephone number)

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Effective September 26, 2016, the Board of Directors (the “Board”) of Swift Energy Company (the “Company”) appointed Marcus C. Rowland as a director of the Company and elected him Chairman of the Board. Mr. Rowland has over 40 years of experience in all aspects of upstream and midstream energy business and is the Founder and Senior Managing Director of IOG Capital, LP. He is the former Executive Vice President and Chief Financial Officer of Chesapeake Energy Corporation. Mr. Rowland has served on boards of several publicly held companies, and currently serves on the board of Mitcham Industries, Inc., a publicly held geophysical equipment supplier.
Mr. Rowland will serve as a Class III Director, serving until the 2019 annual meeting of shareholders. Mr. Rowland is expected to serve on the Company’s Nominating and Strategy Committee. Mr. Rowland may serve on other Board committees as determined by the Board at a later date.
In connection with Mr. Rowland’s appointment as Chairman of the Board, the Board will also grant to Mr. Rowland, as soon as reasonably practicable, an award of 64,263 restricted stock units and an option to purchase 64,263 shares under the Company’s current equity plan or a similar new plan. The stock option award will have an exercise price per share equal to the fair market value of a share of the Company’s common stock on the applicable grant date. The restricted stock unit award and stock option award are expected to vest in three substantially equal installments on the first three anniversaries of the applicable grant date.

Item 7.01	Regulation FD Disclosure
On September 27, 2016, the Company issued a press release announcing the appointment of Mr. Rowland to the Board to serve as Chairman of the Board. A copy of the press release, which includes additional information regarding Mr. Rowland's background and experience, is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information in Item 7.01 of this Current Report on Form 8-K, including the attached Exhibit 99.1, is being “furnished” pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description
99.1	Swift Energy Company press release issued September 27, 2016

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 27, 2016

Swift Energy Company
By:	/s/ Christopher M. Abundis
Christopher M. Abundis Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Swift Energy Company press release issued September 27, 2016

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